UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

e.

On April 24, 2014, Olin Corporation’s shareholders approved the Olin Corporation 2014 Long Term Incentive Plan (2014 LTIP) at the Company’s Annual Shareholders Meeting (ASM). The 2014 LTIP is effective immediately. The material terms of the 2014 LTIP were previously reported in the Company’s Proxy Statement dated March 11, 2014 (Proxy Statement), under the caption “Item 2: Proposal to Approve 2014 Long Term Incentive Plan and Approve Performance Measures Pursuant to Section 162(m) of the Internal Revenue Code.” The 2014 LTIP authorizes the Compensation Committee of Olin Corporation’s Board of Directors to grant to officers and other key employees stock options and other equity compensation as more fully described and summarized in the Proxy Statement.

Attached as Exhibit 10.1 and incorporated herein by reference is the 2014 LTIP, which was also filed as Appendix A to the Proxy Statement.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

a. and b.

The Company’s 2014 ASM was held on April 24, 2014.  Of the 79,169,858 shares of Common Stock entitled to vote at such meeting, 71,707,929 shares were present for purposes of a quorum. The voting results for each of the five proposals submitted for vote by the shareholders are set forth below.

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Proposal 1 – Three Class II Directors were elected at the meeting, for a term of three years, as follows:

Gray G. Benoist	58,660,264	851,718	295,196	11,900,751

Richard M. Rompala	58,926,570	635,354	245,254	11,900,751

Joseph D. Rupp	58,990,775	572,588	243,815	11,900,751

Proposal 2 – Approval of 2014 Long Term Incentive Plan, including the approval of performance measures pursuant to Section 162(m) of the Internal Revenue Code	55,251,067	4,149,894	405,917	11,901,051

Proposal 3 – Conduct an advisory vote to approve the compensation for named executive officers	57,428,033	1,593,676	785,469	11,900,751

Proposal 4 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2014	70,833,693	627,175	247,061	Not applicable.

Proposal 5 – Shareholder Proposal regarding disclosure of lobbying and political spending	23,484,822	33,830,752	2,491,504	11,901,051

c. and d.

Not applicable.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Exhibit
10.1	Olin Corporation 2014 Long Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ George H. Pain
	Name:	George H. Pain
	Title:	Senior Vice President, General Counsel and Secretary

Date: April 25, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Olin Corporation 2014 Long Term Incentive Plan.